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                                                                     EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS'

         We consent to the incorporation by reference in Registration Statement No. 333-92893 of The Chromaline Corporation on Form S-8 of our report dated January 27, 2000, appearing in this Annual Report on Form 10-KSB of The Chromaline Corporation for the year ended December 31, 1999.

                                        /s/  Deloitte & Touche LLP
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Minneapolis, Minnesota
March 14, 2000